Sub-Item 77Q1 (a): Exhibit

FEDERATED EQUITY FUNDS
Amendment No. 37
to the
RESTATED AND AMENDED DECLARATION
OF TRUST
dated August 15, 1995


This Declaration of Trust is amended
as follows:

	Strike the first paragraph of
Section 5 - Establishment and
 Designation of Series or Class
of Article III -
BENEFICIAL INTEREST from the
Declaration of Trust and substitute
in its place the following:

"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the authority of the
Trustees set forth in Article XII,
 Section 8, inter alia, to establish
and designate any additional Series or
Class or to modify the rights and
preferences of any existing
Series or Class, the Series and Classes of the Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International
Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares


Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby
 certify that the above-stated
 Amendment is a true and correct
 Amendment to
the Declaration of Trust, as
adopted by the Board of Trustees
 at a meeting on the
11th day of February, 2010, to
 become effective on June 29, 2010.

	WITNESS the due execution
 hereof this 14th day of May, 2010.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will



FEDERATED EQUITY FUNDS
Amendment No. 38
to the
RESTATED AND AMENDED DECLARATION OF TRUST dated August 15, 1995


This Declaration of Trust is
amended as follows:

	Strike the first paragraph
of Section 5 - Establishment and
Designation of Series or Class of
 Article III -
BENEFICIAL INTEREST from the
Declaration of Trust and substitute
in its place the following:

"Section 5.  Establishment and
 Designation of Series or Class.
Without limiting the authority of the
Trustees set forth in Article
XII, Section 8, inter alia, to
establish and designate any
additional Series or
Class or to modify the rights
and preferences of any existing
Series or Class, the Series and
Classes of the
Trust are established and
designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Global Equity Fund
Class A Shares
Class C Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated International Strategic
Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares


Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies
Fund
Class A Shares
Class B Shares
Class C Shares
Class K Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby certify
that the above-stated Amendment is a
 true and correct Amendment to
the Declaration of Trust, as adopted
by the Board of Trustees at a meeting
 on the
13th day of August, 2010, to become
effective on August 13, 2010.

	WITNESS the due execution
hereof this 13th day of August, 2010.


/s/ John F. Donahue
/s/ Peter E. Madden
John F. Donahue
Peter E. Madden


/s/ John T. Conroy, Jr.
/s/ Charles F. Mansfield, Jr.
John T. Conroy, Jr.
Charles F. Mansfield, Jr.


/s/ Nicholas P. Constantakis
/s/ R. James Nicholson
Nicholas P. Constantakis
R. James Nicholson


/s/ John F. Cunningham
/s/ Thomas M. O'Neill
John F. Cunningham
Thomas M. O'Neill


/s/ J. Christopher Donahue
/s/ John S. Walsh
J. Christopher Donahue
John S. Walsh


/s/ Maureen Lally-Green
/s/ James F. Will
Maureen Lally-Green
James F. Will



FEDERATED EQUITY FUNDS
Amendment No. 39
to the
RESTATED AND AMENDED DECLARATION
OF TRUST
dated August 15, 1995


This Declaration of Trust is
amended as follows:

	Strike the first paragraph
 of Section 5 - Establishment
and Designation of Series or Class
of Article III -
BENEFICIAL INTEREST from the
Declaration of Trust and substitute
in its place the following:

"Section 5.  Establishment and
Designation of Series or Class.
Without limiting the authority of the
Trustees set forth in Article XII,
Section 8, inter alia, to establish
and designate any additional Series or
Class or to modify the rights and
preferences of any existing Series
or Class, the Series and Classes of the
Trust are established and designated as:

Federated Capital Appreciation Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Small Value Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Clover Value Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated InterContinental Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated International Strategic
Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated Kaufmann Large Cap Fund
Class A Shares
Class C Shares
Class R Shares
Institutional Shares


Federated Kaufmann Small Cap Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Federated Market Opportunity Fund
Class A Shares
Class B Shares
Class C Shares
Institutional Shares
Federated Mid Cap Growth Strategies
Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Prudent Bear Fund
Class A Shares
Class C Shares
Institutional Shares
Federated Strategic Value Dividend Fund
Class A Shares
Class C Shares
Institutional Shares


	The undersigned hereby certify
that the above-stated Amendment is a
true and correct Amendment to
the Declaration of Trust, as adopted by
the Board of Trustees at a meeting on
the 13th day of August, 2010, to
become effective on December 31, 2010.

	WITNESS the due execution hereof
this 	 day of November, 2010.




John F. Donahue
Peter E. Madden




John T. Conroy, Jr.
Charles F. Mansfield, Jr.




Nicholas P. Constantakis
R. James Nicholson




John F. Cunningham
Thomas M. O'Neill




J. Christopher Donahue
John S. Walsh




Maureen Lally-Green
James F. Will






Current as of:  8/18/94